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                                                                   Exhibit 10.45


                                PROMISSORY NOTE
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                              TRAVELBYUS.COM LTD.


U.S. $1,975,000                                                     May 25, 2000

     TRAVELBYUS.COM LTD., an Ontario, Canada corporation ("Maker"), for value
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received, hereby promises to pay to the order of AVIATION GROUP, INC., a Texas corporation, or its assigns ("Lender"), the principal sum of ONE MILLION NINE
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HUNDRED SEVENTY-FIVE THOUSAND UNITED STATES DOLLARS (U.S. $1,975,000) on or
before February 28, 2001 and to pay interest in arrears (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Promissory Note at the rate of twelve percent (12%) per annum, quarterly on the eighth (8/th/) day of each August, November, February and May in each year, commencing on the payment date next succeeding the date hereof and at maturity.

     1.  Maturity.  The entire outstanding principal balance of this Note, plus
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all accrued interest thereon, shall be due and payable in full on the sooner of
(i) DEMAND by Lender following the occurrence of a Repayment Event (as defined below) and (ii) February 28, 2001 (the "Maturity Date").
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    2.   Certain Payment Matters. All payments by Maker hereunder shall be
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applied first to accrued and unpaid interest and the balance on account of the principal of this Note. All payments shall be payable in lawful money of the United States of America. Maker may at any time prepay this Note in whole or in part, without penalty or premium.

    3.   Costs of Collection, etc.  Maker promises to pay, in addition to the
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aforementioned principal sum and interest, all taxes and assessments which may be levied against Lender upon this Note or the indebtedness evidenced hereby, other than taxes based on the income or profits of Lender (the "Loan
                                                                ----
Indebtedness") or upon any collateral securing this Note, and together with all
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costs of collection including reasonable attorneys' fees incurred by Lender on the indebtedness evidenced hereby to (1) collect the Loan Indebtedness due hereunder from any party liable for the payment of the Loan Indebtedness whether as maker, endorser, guarantor, surety or otherwise (the "Parties") and realize
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its rights under this Note, (2) enforce, foreclose and realize its rights under this Note or any document evidencing, securing, or guaranteeing this Note, including, without limitation, that certain Pledge Agreement of even date from Maker in favor of Lender (collectively, the "Loan Documents"), (3) defend and
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protect the validity of this Note or any of the Loan Documents in connection with any litigation or controversy arising from or connected therewith, and (4) defend, protect, and assert Lender's rights under this Note in connection with any proceeding under any bankruptcy, reorganization, dissolution and liquidation law relating to any of the Parties.
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     4.  Repayment Events.  The term "Repayment Event" shall mean the occurrence
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of any one or more of the Events of Default or Repayment Events, as those terms are defined in that certain Promissory Note dated May 8, 2000 made by Lender payable to the order of SW Pelham Fund, L.P. in the original principal amount of US$3,000,000, which note has been guaranteed by Maker.

     5.  Events of Default.  Any one or more of the following events shall
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constitute an event of default under this Note (an "Event of Default"): (1) if
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any payment of all or any part of the principal of, or interest on, this Note shall not be made within 5 days after the same is due; (2) if Maker shall (a) generally be unable to pay its debts as they come due, (b) voluntarily file a petition in bankruptcy or a petition to take advantage of any insolvency act,
(c) become insolvent or make an assignment for the benefit of its creditors, (d) consent to the appointment of a custodian or receiver of itself or of the whole or any substantial part of its property, (e) on a petition in bankruptcy filed against it, have an order for relief entered against it, (f) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any other jurisdiction, (g) if a petition in bankruptcy shall be filed against Maker and not be dismissed within 60 days from the date of filing, or (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of Lender, a custodian or receiver of Maker, or of the whole or any substantial part of its property, or approving a petition filed against Maker seeking reorganization or arrangement of such person under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any other jurisdiction, and such order, judgment or decree shall not be set aside or stayed within 60 days from the date of its entry; or (3) if any breach by Maker in any material respect of any representation, warranty or covenant contained in any Loan Document shall occur and shall remain uncured within 30 days after a senior officer of Maker first has actual knowledge thereof; provided, that, if, in the reasonable opinion of the Lender, such
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breach is not curable within 30 days, then such breach shall constitute an Event of Default hereunder immediately.

    6.   Acceleration.  In case one or more Events of Default or Repayment
         ------------
Events shall have occurred, Lender may, by written notice to Maker, declare the entire amount of this Note to be immediately due and payable, whereupon the maturity of the unpaid balance of this Note shall be accelerated to the date of such notice; provided that the unpaid balance of this Note shall be accelerated
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automatically without any such notice or any other action in the case of an
Event of Default of the nature identified in clause (2) of Section 5. In addition, Lender shall have the right to take any action at law or in equity to collect the payments due under this Note. If Lender shall have proceeded to enforce its rights under this Note and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender, then Maker and Lender shall be restored to their respective positions hereunder, and all rights, remedies and powers of Maker and Lender shall continue as though the proceedings had not taken place.

    7.   Certain Waivers; Consent to Jurisdiction, etc.
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          (a)  Waivers. IN THE EVENT OF ANY LEGAL ACTION BETWEEN MAKER AND
LENDER HEREUNDER, MAKER HEREBY EXPRESSLY WAIVES ANY RIGHTS WITH REGARD TO NOTICE, PRIOR HEARING AND ANY OTHER RIGHTS IT MAY HAVE UNDER ANY OTHER STATE OR FEDERAL LAW OR CONSTITUTION WITH REGARD TO PREJUDGMENT REMEDIES, AND LENDER MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT, INCLUDING, BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN, WITH RESPECT TO ANY TANGIBLE OR INTANGIBLE PROPERTY (WHETHER REAL OR PERSONAL) OF MAKER TO ENFORCE THE PROVISIONS OF THIS NOTE, WITHOUT GIVING MAKER ANY NOTICE OR OPPORTUNITY FOR A HEARING.

          (b) Jury Trial. MAKER HEREBY VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, ANY LOAN DOCUMENT, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          (c) Consent to Jurisdiction. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS NOTE OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN TEXAS OR ANY TEXAS STATE COURT AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS NOTE, MAKER IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND MAKER IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY SUCH COURT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, MAKER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

          (d) Service of Process. MAKER IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL OR AS

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PROVIDED IN SECTION 11 HEREOF SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW,
ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

          (e) Other Forums. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER ANY OTHER PARTY HERETO IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

          (f) Additional Waivers. MAKER AND EACH ENDORSER OR GUARANTOR OF THIS NOTE HEREBY WAIVES PRESENTMENT, PROTEST, DEMAND, DILIGENCE, NOTICE OF DISHONOR AND OF NONPAYMENT, AND WAIVES AND RENOUNCES ALL RIGHTS TO THE BENEFITS OR ANY STATUTE OF LIMITATIONS AND ANY MORATORIUM, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW PROVIDED OR WHICH MAY HEREAFTER BE PROVIDED BY ANY FEDERAL OR STATE STATUTE, BOTH AS TO ITSELF PERSONALLY AND AS TO ALL OF ITS OR THEIR PROPERTY, WHETHER REAL OR PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THIS NOTE AND ANY AND ALL EXTENSIONS, RENEWALS AND MODIFICATIONS.

    9.    Successors and Assigns.  All references herein to "Lender", "Maker" or
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the "Parties" shall apply to their respective heirs, successors and assigns, including, without limitation, any entity that is the surviving entity in connection with the Arrangement.

    10.   Pledge Agreement. The obligations of Maker under this Note are secured
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pursuant to a Pledge Agreement of even date herewith from Maker in favor of
Lender in accordance with the terms thereof.

    11.   Notices. All notices and other communications under this Note shall be
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deemed sufficiently when personally delivered or when mailed by registered or certified mail, postage prepaid, addressed as follows: (a) if to Maker, at, 204-3237 King George Highway, South Surrey, British Columbia, Canada, V4P 1B7, and
(b) if to Lender, at 500 N. Pearl Street, Suite 2170 Dallas, Texas 75201, U.S.A., with a copy to Jenkens & Gilchrist, Fountain Place, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202, Attention: Daryl B. Robertson, Esq., or in each case to such other address as such person shall have furnished in writing to the other.

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     12.  Governing Law.  This Note shall be governed by and construed in
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accordance with the laws of the State of Texas, without regard to its choice of law principles.

    13.   Usury.  It is the intention of the parties hereto to conform strictly
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to any usury laws in force that apply to this transaction.  Accordingly, all agreements among the parties hereto are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the amounts owing under this Promissory Note or otherwise, shall the interest (and all other sums that are deemed to be interest) contracted for, charged or received by Lender with respect to this Promissory Note, exceed the Highest Lawful Rate.
The "Highest Lawful Rate" means the maximum non-usurious interest rate, if any,
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that at any time or from time to time may be contracted for, taken, reserved, charged or received under the laws of the United States and the laws of such states as may be applicable thereto which are presently in effect or, to the extent allowed under such applicable laws of the United States and the laws of such states, which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. If, from any circumstance whatsoever, interest under any agreement to which Maker and Lender are parties would otherwise be payable in excess of the Highest Lawful Rate, and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the Highest Lawful Rate, then Lender's receipt of such excess interest shall be deemed a mistake and the same shall, so long as no Event of Default under this Promissory Note shall be continuing, at the option of Maker, either be repaid to Maker or credited to the unpaid principal; provided, however, that if an Event of Default shall have occurred
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and be continuing, and Lender shall receive excess interest during such period, then Lender shall have the option of either crediting such excess amount to principal or refunding such excess amount to Maker.

    14.   Business Purpose.  Maker hereby represents and warrants to the holder
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of this Promissory Note that the loan evidenced hereby is a "contract under which credit is extended for business, commercial investment, or other similar purpose," and is not a loan for "personal, family, household, or agricultural use."

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    IN WITNESS WHEREOF, each of the undersigned has caused this Note to be properly executed by its duly authorized officer as of the 25th day of May, 2000.


                                  TRAVELBYUS.COM LTD.
                                  an Ontario, Canada corporation


                                  By: /s/ Bill Kerby
                                  Name:  Bill Kerby
                                  Title: CEO

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